Exhibit 10.1

AMENDMENT NO. 1

Dated as of January 30, 2018

to

SECOND AMENDED AND RESTATED CONTRIBUTION DEFERRAL AGREEMENT

Dated as of January 31, 2014

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of January 30, 2018 by and among YRC INC., a Delaware corporation (“YRC”), USF HOLLAND LLC, a Delaware limited liability company (f/k/a USF Holland Inc., a Michigan corporation) (“Holland”), NEW PENN MOTOR EXPRESS LLC, a Delaware limited liability company (f/k/a New Penn Motor Express Inc., a Pennsylvania corporation) (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”; each of YRC, Holland, New Penn and Reddaway, a “Primary Obligor”, and collectively, the “Primary Obligors”), the other Obligors party hereto, the TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND, and each other pension fund party hereto as a “Fund”, and Wilmington Trust Company, a Delaware Trust Company, as agent for the Funds (together with its successors and assigns, in such capacity, the “CDA Agent”), under that certain Second Amended and Restated Contribution Deferral Agreement (as amended, modified or supplemented from time to time, the “Contribution Deferral Agreement”) dated as of January 31, 2014, by and among the Primary Obligors, the Funds party thereto and the CDA Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Contribution Deferral Agreement, as applicable.

WHEREAS, the Obligors desire to amend the Contribution Deferral Agreement in accordance with Section 10.04(c) thereof by, among other things, extending the date by which payment of all outstanding Deferred Pension Payments and outstanding Deferred Interest must be made from December 31, 2019 to December 31, 2022 (the “Extension”);

WHEREAS, the Obligors have requested certain other amendments to the Contribution Deferral Agreement, which shall become effective immediately following consummation of the Extension;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors, the Funds, and the CDA Agent have agreed to enter into this Amendment.

1.    Amendments to Contribution Deferral Agreement.

The Primary Obligors, the Funds and the CDA Agent hereby agree that, upon the satisfaction or waiver of the conditions precedent set forth in Section 2, the Contribution Deferral Agreement shall be amended as follows:

(a)    Section 1.01 of the Contribution Deferral Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

““Equity Interests” shall have the meaning assigned to such term in Section 7.01(c).”

““First Amendment” means that certain Amendment No. 1 to this Agreement, dated as of January 30, 2018, among the Primary Obligors, the other Obligors party thereto, the Agent, and the Funds listed on the signature pages thereto.”

““First Amendment Effective Date” shall have the meaning assigned to such term in Article 2 of the First Amendment.”

““Installment Payments” shall mean those payments to be made in accordance with the table set forth in Section 2.01(b).”

““Maturity Date” shall mean December 31, 2022.”

(b)    Section 2.01 of the Contribution Deferral Agreement is amended and restated in its entirety as follows:

“2.01 Deferred Pension Payments and Deferred Interest.

(a)    As of the First Amendment Effective Date, the Primary Obligors owe the Funds, without defense, counterclaim or offset of any kind, an aggregate amount equal to $75,121,649.40 in respect of the Deferred Pension Payments, with the specific amounts owed to each Fund as of the First Amendment Effective Date being set forth on Schedule 2.01 hereto.

(b)    Subject to the terms and conditions set forth herein, the Funds, on a several basis, and the Primary Obligors, on a joint and several basis, hereby agree that payment of all (i) Deferred Pension Payments and (ii) Deferred Interest shall be made by the Primary Obligors to the applicable Funds in installments on the dates and in the amounts set forth in the table below:

Payment Dates	Installment Payment Amount
December 31, 2018	2% of Deferred Pension Payments as of November 30, 2018
December 31, 2019	2% of Deferred Pension Payments as of November 30, 2019
December 31, 2020	2% of Deferred Pension Payments as of November 30, 2020
December 31, 2021	2% of Deferred Pension Payments as of November 30, 2021
Maturity Date	Remaining amount of Deferred Interest and Deferred Pension Payments

Any Installment Payments made pursuant to this Section 2.01(b) shall be applied ratably among the Funds in accordance with the Obligations then due the Funds, first in respect of the Obligations other than Secured Obligations, then in respect of the Secured Obligations, and in all cases the Installment Payments shall be applied first towards payment of Deferred Interest and second towards payment of Deferred Pension Payments.

The amount of each Installment Payment shall be calculated by the CDA Agent and such amount and calculation shall be provided to the Primary Obligors. The Primary Obligors shall either confirm such amount and calculation or provide corrections thereto, which, in each case, may be relied upon conclusively by the CDA Agent without independent verification and will have no further responsibility therefor whatsoever. The CDA Agent will distribute the final version of such calculations to any Fund upon the request of that Fund.

(c)    A new Section 8.01(j) shall be added to the Contribution Deferral Agreement as follows:

“(j) to the extent the Parent consummates an issuance of its shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) the Parent and all of the warrants, options or other rights for the purchase, acquisition or exchange from the Parent of any of the foregoing (including through convertible securities) (collectively, “Equity Interests”) (but excluding in each case any debt security that is convertible into, or exchanged for, Equity Interests) in an underwritten public offering or private placement, in each case, and with respect to the first such issuance of Equity Interests that is consummated after the First Amendment Effective Date, the Parent (x) pays any bonuses to its executive officers or directors or (y) makes any dividend or other distribution on account of any Equity Interest of the Parent, or any payment on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest of the Parent, in each case with respect to the foregoing (x) and (y), with the Net Cash Proceeds of such offering or placement.”

(d)    Schedule 2.01 to the Contribution Deferral Agreement is hereby deleted and replaced in its entirety with the Schedule 2.01 attached hereto.

2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver) of the following conditions precedent (the date on which such conditions precedent are satisfied or waived being referred to herein as the “First Amendment Effective Date”):

(a)    The CDA Agent and the Funds shall have received counterparts of this Amendment duly executed by the Primary Obligors, each other Obligor party hereto, the CDA Agent, and each Fund.

(b)    The CDA Agent (and its counsel) shall have received payment for all invoiced fees and reasonable out-of-pocket expenses incurred in connection with this Amendment.

(c)    The Primary Obligors shall have made an optional prepayment in an amount equal to $25,000,000 to be applied to Obligations other than Secured Obligations, and first towards payment of Deferred Interest and second towards payment of Deferred Pension Payments.

(d)    The Funds shall have received an officer’s certificate from each Primary Obligor, attaching recent good standing certificates from its jurisdiction of organization, its organizational documents, resolutions approving this Amendment and incumbency.

(e)    The representation and warranties listed in Section 3 of this Amendment shall be true and correct as of the First Amendment Effective Date.

3.    Representations and Warranties of the Primary Obligors. Each of the Primary Obligors and each of the other Obligors party hereto hereby represents and warrants as follows as of the First Amendment Effective Date:

(a)    This Amendment has been duly authorized, executed and delivered by the Primary Obligors and each Obligor and this Amendment and the Contribution Deferral Agreement, as modified hereby, constitute legal, valid and binding obligations of the Obligors and are enforceable against the Obligors in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    As of the First Amendment Effective Date, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Primary Obligors set forth in the Contribution Deferral Agreement, as modified hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

(c)    The execution and delivery by the Primary Obligors of this Amendment, and the performance by the Primary Obligors under this Amendment and the Contribution Deferral Agreement as modified hereby do not and will not violate or result in default under the Senior Credit Facility or the ABL Credit Facility as in effect on the First Amendment Effective Date.

(d)    Each Primary Obligor is unable to make payment of any portion of the Deferred Pension Payments set forth on Schedule 2.01 as of the First Amendment Effective Date, other than the Installment Payments specified in Section 1(b) of this Amendment and the payment of $25,000,000 specified in Section 2(c) of this Amendment.

(e)    Prior to the First Amendment Effective Date, Parent furnished to the Funds its consolidated balance sheet and statements of income, stockholders’ equity and cash flows (i) as of and for the fiscal year ended December 31, 2016, reported on by KPMG LLP, independent public accountants, and (ii) as of and for the fiscal quarter ended September 30, 2017. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Parent and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. Prior to the First Amendment Effective Date, the Primary Obligors delivered to the CS Pension Fund and its advisors the written projected financial information of Parent, dated as of November 29, 2017 and December 1, 2017 (the “Projections”). The Projections were prepared in good faith based upon assumptions believed to be reasonable by senior management at the time, it being recognized by the Funds and the CDA Agent that the Projections are not to be viewed as facts and that the actual results during the period or periods covered by such Projections may differ from the projected results and such differences may be material. Based on the Projections, as of the First Amendment Effective Date, the Obligors do not expect to be able to repay the Deferred Pension Payments or the Deferred Interest on a date earlier than is required by this Amendment.

4.    Reference to and Effect on the Contribution Deferral Agreement.

(a)    Upon the effectiveness hereof, each reference to the Contribution Deferral Agreement in the Contribution Deferral Agreement or any other Fund Document shall mean and be a reference to the Contribution Deferral Agreement as modified hereby. This Amendment shall constitute a Fund Document.

(b)    Each Fund, by delivering its signature page to this Amendment shall be deemed to have (i) acknowledged receipt of, and consented to and approved, each document, agreement, instrument, or certificate required to be approved by such Fund on the First Amendment Effective Date and (ii) authorized and directed the CDA Agent to execute this Amendment.

(c)    Except as specifically set forth above, the Contribution Deferral Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(d)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the CDA Agent or the Funds, nor constitute a waiver of any provision of the Contribution Deferral Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.    Acknowledgements. By executing this Amendment, each of the Obligors (a) consents to this Amendment and the performance by the Primary Obligors and each of the other Obligors of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the Obligors under each of the Collateral Documents and each of the other Fund Documents to which such Obligor is a party, are not impaired or affected and each such Collateral Document and each such other Fund Document continues in full force and effect, and (c) affirms and ratifies, to the extent it is a party thereto, each Collateral Document and each other Fund Document with respect to all of the obligations thereunder as expanded or amended hereby.

6.    Further Assurances. If the Majority Funds reasonably determine that applicable law requires the amendment of any Mortgage to reflect the provisions of this Amendment, after request thereto, the Borrower shall promptly cooperate with the CDA Agent and the Majority Funds in amending such Mortgage and shall pay all reasonable out-of-pocket costs and expenses relating thereto.

7.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

10.    CDA Agent Rights.    The CDA Agent shall not be liable for any action taken or not taken by it (i) in connection with entry into this Amendment, and in taking any actions under or pursuant to this Amendment or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision.

[Signature Pages Follow]

N WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

EXPRESS LANE SERVICE, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

NEW PENN MOTOR EXPRESS LLC (F/K/A NEW PENN MOTOR EXPRESS INC.)

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY EXPRESS INTERNATIONAL, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY NEXT DAY CORPORATION

By:	/s/ Brianne L. Simoneau
Name:	Brianne L. Simoneau
Title:	Vice President, Finance

ROADWAY REVERSE LOGISTICS, INC.

By:	/s/ Phil J. Gaines
Name:	Phil J. Gaines
Title:	Senior Vice President, Finance

USF BESTWAY INC.

By:	/s/ Brianne L. Simoneau
Name:	Brianne L. Simoneau
Title:	Vice President, Finance

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

YRC ASSOCIATION SOLUTIONS, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC INTERNATIONAL INVESTMENTS, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC LOGISTICS SERVICES, INC.

By:	/s/ Brianne L. Simoneau
Name:	Brianne L. Simoneau
Title:	Vice President, Finance

YRC MORTGAGES, LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC ENTERPRISE SERVICES, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC REGIONAL TRANSPORTATION, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

USF DUGAN INC.

By:	/s/ Brianne L. Simoneau
Name:	Brianne L. Simoneau
Title:	Vice President, Finance

USF GLEN MOORE INC.

By:	/s/ Brianne L. Simoneau
Name:	Brianne L. Simoneau
Title:	Vice President, Finance

USF HOLLAND LLC (F/K/A USF HOLLAND INC.)

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF REDSTAR LLC

By:	/s/ Brianne L. Simoneau
Name:	Brianne L. Simoneau
Title:	Vice President, Finance

USF REDDAWAY INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

WILMINGTON TRUST COMPANY, as CDA Agent

By:	/s/ W. Thomas Morris, II
Name:	W. Thomas Morris
Title:	Vice President

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

MANAGEMENT - LABOR WELFARE AND PENSION FUNDS LOCAL 1730 I.L.A.

By:	/s/ Scott Shaffer
Name:	Scott Shaffer
Title:	Administrator

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

INTERNATIONAL BROTHERHOOD OF TEAMSTERS UNION LOCAL 710 PENSION FUND
as a Fund

By:	/s/ Brian J. O’Malley
Name:	Brian J. O’Malley
Title:	Administrator

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

HAGERSTOWN MOTOR CARRIERS AND TEAMSTERS PENSION FUND, as a Fund

By:	/s/ [Unreadable]
Name:
Title:	Administrative Agent

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

CENTRAL PENNSYLVANIA TEAMSTERS PENSION FUND, as a Fund

By:	/s/ William M. Shappell
Name:	William M. Shappell
Title:	Chairman and Trustee

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND

By:	/s/ Thomas C. Nyhan
Name:	Thomas C. Nyhan
Title:	Executive Director

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

EMPLOYER-TEAMSTERS LOCAL NOS. 175 AND 505 PENSION TRUST FUND

By:	/s/ Frank T. Litton, Jr.
Name:	Frank T. Litton, Jr.
Title:	Chairman

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

FREIGHT DRIVERS AND HELPERS LOCAL UNION NO. 557 PENSION FUND as a Fund

By:	/s/ William Alexander
Name:	William Alexander
Title:	TRUSTEE

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

MID-JERSEY TRUCKING INDUSTRY & TEAMSTERS LOCAL 701 PENSION FUND, as a Fund

By:	/s/ RONALD LAKE
Name:	RONALD LAKE
Title:	TRUSTEE

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

SOUTHWESTERN PENNSYLVANIA AND WESTERN MARYLAND AREA TEAMSTERS AND EMPLOYERS PENSION FUND, as a Fund
By:	/s/ Ed Kearns
Name:	Ed Kearns
Title:	Chairman Board of Trustee

By:	/s/ Vito Dragone, Jr.
Name:	Vito Dragone, Jr.
Title:	Secretary-Treasurer

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

TEAMSTERS PENSION TRUST FUND OF PHILADELPHIA AND VICINITY, as a Fund

By:	/s/ MARIA SCHEELER
Name:	MARIA SCHEELER
Title:	EXECUTIVE DIRECTOR/ADMINISTRATOR

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

TRUCKING EMPLOYEES OF NORTH JERSEY WELFARE FUND INC. – PENSION FUND

By:	/s/ Robert Blumenfeld
Name:	Robert Blumenfeld
Title:	Fund Administrator

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

WESTERN CONFERENCE OF TEAMSTERS PENSION TRUST FUND, as a Fund

By:	/s/ Michael M. Sander
Name:	Michael M. Sander
Title:	Administrative Manager

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

WESTERN CONFERENCE OF TEAMSTERS SUPPLEMENTAL BENEFIT TRUST as a Fund

By:	/s/ Walter Maestas
Name:	Walter Maestas
Title:	Chairman

Signature Page to Amendment No. l to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

TEAMSTERS LOCAL 641 PENSION FUND,
as a Fund

By:	/s/ William Cunningham
Name:	William Cunningham
Title:	Chairman

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

Suburban Teamsters of Northern Illinois Pension Fund,
as a Fund

By:	/s/ Timothy Custer
Name:	Timothy Custer
Title:	Trustee

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

ROAD CARRIERS LOCAL707 PENSION FUND as a Fund

By:	/s/ Kevin McCaffrey
Name:	Kevin McCaffrey
Title:	Fund Administrator

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

Teamsters Joint Council No. 83 of Virginia Pension Fund, as a Fund

By:	/s/ Michael M. McCall
Name:	Michael M. McCall
Title:	Executive Director

Signature Page to Amendment No. l to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

HAWAII TRUCKERS-TEAMSTERS UNION PENSION FUND

By:	/s/ Rohan Kozuma
Name:	Rohan Kozuma
Title:	Trustee

Name:	/s/ Ralph Hasegawa
Name:	Ralph Hasegawa
Title:	Trustee

Signature Page to Amendment No. 1 to Contribution Deferral Agreement

YRC Inc., USF Holland LLC, New Penn Motor Express, LLC and USF Reddaway LLC

Second Amended and Restated Contribution Deferral Agreement dated as of January 31, 2014

INTERNATIONAL ASSOCIATION OF MACHINISTS MOTOR CITY PENSION FUND, as a Fund

By:	Michael J. Mills
Name:	MICHAEL J. MILLS
Title:	ATTORNEY

Signature Page to Second Amended and Restated Contribution Deferral Agreement Fund

Schedule to Amendment No. 1 of the Second Amended and Restated Contribution Deferral Agreement

Schedule 2.01

Deferred Pension Payments, Deferred Interest and Pension Interest Rate

Fund	Deferred Pension Payments as of the First Amendment Effective Date	Deferred Interest as of the First Amendment Effective Date	Pension Interest Rate
CENTRAL PENNSYLVANIA TEAMSTER PENSION FUND	$4,156,089.67	$0	0.25% plus the rate authorized by 29 U.S.C. Section 1132(g)(2), which is prescribed under Section 6621 of the Internal Revenue Code of 1986.*
CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND	$50,735,320.88	$0	0.25% plus the greater of (i) 7.5% and (ii) 2% plus the prime interest rate established by JPMorgan Chase Bank, N.A.
EMPLOYER –TEAMSTERS LOCAL NOS. 175/505 PENSION TRUST FUND	$85,345.46	$0	0.25% plus 2% plus the prime interest rate established by JPMorgan Chase Bank, N.A.
FREIGHT DRIVERS AND HELPERS LOCAL 557 PENSION FUND	$558,481.75	$0	0.25% plus 10%
HAGERSTOWN MOTOR CARRIERS AND TEAMSTERS PENSION PLAN	$315,223.07	$0	0.25% plus 18%

*	The rate used shall be for debtors that owe in excess of $100,000.

Fund	Deferred Pension Payments as of the First Amendment Effective Date	Deferred Interest as of the First Amendment Effective Date	Pension Interest Rate
HAWAII TRUCKERS- TEAMSTERS UNION PENSION FUND	$26,239.56	$0	0.25% plus 10%
I.B of T UNION LOCAL NO. 710 PENSION FUND	$4,980,545.99	$0	0.25% plus 2% plus the prime interest rate established by JPMorgan Chase Bank N.A.
INTERNATIONAL ASSOCIATION OF MACHINISTS MOTOR CITY PENSION FUND	$51,114.91	$0	0.25% plus 7%
LOCAL 705 INTERNATIONAL BROTHERHOOD OF TEAMSTERS PENSION FUND	$0	$0	N/A
MANAGEMENT LABOR WELFARE AND PENSION FUNDS LOCAL 1730, 1L.A.	$186,865.17	$0	0.25% plus 8%
MID-JERSEY TRUCKING IND. & TEAMSTERS LOCAL 701 PENSION FUND	$223,241.14	$0	0.25% plus 2% plus the prime interest rate established by JPMorgan Chase Bank, N.A.
NEW ENGLAND TEAMSTERS & TRUCKING INDUSTRY PENSION FUND	$0	$0	N/A

Fund	Deferred Pension Payments as of the First Amendment Effective Date	Deferred Interest as of the First Amendment Effective Date	Pension Interest Rate
NEW YORK STATE TEAMSTERS CONFERENCE PENSION AND RETIREMENT FUND	$0	$0	N/A
ROAD CARRIERS LOCAL 707 PENSION FUND	$2,576,307.60	$0	0.25% plus 10%
SOUTHWESTERN PENNSYLVANIA AND WESTERN MARYLAND TEAMSTERS & EMPLOYERS PENSION FUND	$18,177.14	$0	0.25% plus 18%
SUBURBAN TEAMSTERS OF IL. PENSION FUND	$559,561.29	$0	0.25% plus 12%
TEAMSTERS JC 83 PENSION FUND	$351,869.27	$0	0.25% plus 18%
TEAMSTERS LOCAL 445 PENSION FUND	$0	$0	N/A
TEAMSTER LOCAL 617 PENSION FUND	$0	$0	N/A

Fund	Deferred Pension Payments as of the First Amendment Effective Date*	Deferred Interest as of the First Amendment Effective Date*	Pension Interest Rate
TEAMSTER LOCAL 639 EMPLOYER’S PENSION TRUST	$0	$0	N/A
TEAMSTER LOCAL 641 PENSION FUND	$1,396,075.77	$0	0.25% plus 10%
TEAMSTERS PENSION TRUST FUND OF PHILADELPHIA AND VICINITY	$954,939.18	$0	0.25% plus 7.5%
TRUCKING EMPLOYEES OF NORTH JERSEY WELFARE FUND INC. – PENSION FUND	$239,692.45	$0	0.25% plus 10%
WESTERN CONFERENCE OF TEAMSTERS PENSION TRUST	$7,099,776.11	$0	7%
WESTERN CONFERENCE OF TEAMSTERS SUPPLEMENTAL BENEFIT TRUST FUND	$606,782.99	$0	7%
WESTERN PENNSYLVANIA TEAMSTERS AND EMPLOYERS PENSION FUND	$0	$0	N/A

Total	$75,121,649.40	$0